Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Alan F. Krock hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. ("PMC"), that, to my knowledge, the Quarterly Report of PMC on Form 10-Q for the period ended September 28, 2003, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMC.


Date:  November 7, 2003                      By: /s/ Alan F. Krock
      ------------------                         -----------------------------
                                                 Alan F. Krock
                                                 Vice President, Finance
                                                 Chief Financial Officer and
                                                 Principal Accounting Officer